Fees Summary	Nov. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,380,657.61
Previously Paid Amount	0.00
Total Fee Amount	1,019.27
Total Offset Amount	0.00
Net Fee	$ 1,019.27